UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 8, 2006

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

QWEST CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

001-03040	84-0273800
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2006, Qwest Corporation (“QC”), a wholly-owned subsidiary of Qwest Communications International Inc. (“QCII” and together with QC, “Qwest,” “we,” “us” or “our”), completed an offering of $600 million aggregate principal amount of 7.5% Notes due 2014 in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The notes were issued under an indenture dated October 15, 1999 between QC and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A.), as supplemented by a first supplemental indenture dated August 19, 2004, a second supplemental indenture dated November 23, 2004, a third supplemental indenture dated June 17, 2005 and a fourth supplemental indenture dated August 8, 2006, each between QC and U.S. Bank National Association.

The notes bear interest at a rate of 7.5% per annum.  QC will pay interest on the notes on April 1 and October 1 of each year, commencing on April 1, 2007, and the notes will mature on October 1, 2014.  QC has the option to redeem all or a portion of the notes at any time at the redemption prices specified in the fourth supplemental indenture.  The notes are senior unsecured obligations of QC and rank equally in right of payment with all other unsecured and unsubordinated indebtedness of QC. A copy of the fourth supplemental indenture is filed as Exhibit 4.1 to this Current Report, and the description of the terms of the fourth supplemental indenture in this Item 1.01 is qualified in its entirety by reference to that exhibit.

The holders of the notes are entitled to the benefits of a registration rights agreement dated August 8, 2006 by and between QC and the initial purchasers listed therein.  Under the registration rights agreement, QC has agreed to file an exchange offer registration statement with the Securities and Exchange Commission with respect to offers to exchange the notes for a new issue of substantially identical notes registered under the Securities Act and to use its commercially reasonable efforts to cause the registration statement to be declared effective prior to June 19, 2007 and to complete the exchange offers within 45 days after the earlier of effectiveness and June 19, 2007.  QC also may be required to file a shelf registration statement to cover resales of the notes under certain circumstances.  If QC fails to satisfy certain of its obligations under the registration rights agreement, it will be required to pay additional interest on the notes.  A copy of the registration rights agreement is filed as Exhibit 10.1 to this Current Report, and the description of the terms of the registration rights agreement in this Item 1.01 is qualified in its entirety by reference to that exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Fourth Supplemental Indenture, dated August 8, 2006, by and between Qwest Corporation and U.S. Bank National Association.
10.1	Registration Rights Agreement, dated August 8, 2006, among Qwest Corporation and the initial purchasers listed therein.

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives, among others; our substantial indebtedness, and our inability to complete any efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the current investigation by the U.S. Attorney’s office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are or were the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the likelihood of certain of our competitors consolidating with other providers; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and our ability to utilize net operating losses in projected amounts.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to filing publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of QCII and QC has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:	August 8, 2006	By	/s/ STEPHEN E. BRILZ
			Name:	Stephen E. Brilz
			Title:	Assistant Secretary

QWEST CORPORATION

DATE:	August 8, 2006	By	/s/ STEPHEN E. BRILZ
			Name:	Stephen E. Brilz
			Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Fourth Supplemental Indenture, dated August 8, 2006, by and between Qwest Corporation and U.S. Bank National Association.
10.1	Registration Rights Agreement, dated August 8, 2006, among Qwest Corporation and the initial purchasers listed therein.